SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2 to Current Report

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 21, 2004

Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730

(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

7600 Wisconsin Avenue
Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

7200 Wisconsin Avenue, Suite 310
Bethesda, Maryland 20814

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

First Potomac Realty Trust (the “Company”) hereby amends its Current Report on Form 8-K/A dated December 21, 2004 and filed February 7, 2005 (“Amendment No. 1”) for the purpose of including a portion of Item 9.01(a) that was inadvertently omitted from Amendment No. 1. The information provided below under Item 9.01 containing the financial statements and pro forma financial information for the Company’s completed acquisition of Windsor at Battlefield Park sets forth the information provided by Amendment No. 1, as amended in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements and pro forma financial information relating to the property set forth below.

(a)	Financial Statements of Property Acquired.

Windsor at Battlefield Park:
Report of Independent Registered Public Accounting Firm
Statement of Revenues and Certain Expenses for the nine months ended September 30, 2004 (unaudited) and year ended December 31, 2003
Notes to Statements of Revenues and Certain Expenses

(b)	Pro Forma Financial Information.

1.	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2004.

2.	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003 and the nine months ended September 30, 2004.

(c)	Exhibits.

Ex. 23.1	Consent of KPMG LLP

FIRST POTOMAC REALTY TRUST
PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2004
(Unaudited)

		(A)
		John Marshall,		(B)
	Historical	Crossways II, Norfolk II,		Windsor at	Pro Forma
	First Potomac	Metro Park & Navistar		Battlefield	First Potomac
	Realty Trust	Acquisitions, net of Disposition	Subtotal	Acquisition	Realty Trust

Assets

Rental Property, net	$359,524,453	$90,300,320	$449,824,773	$14,923,817	$464,748,590
Asset held for sale	6,203,274	(6,203,274)	—	—	—
Cash	20,206,033	(7,299,746)	12,906,287	(9,369,902)	3,536,385
Escrows and reserves	5,203,815	—	5,203,815	—	5,203,815
Accounts and other receivables, net of of allowance for doubtful accounts	1,446,364		1,446,364	—	1,446,364
Accrued straight-line rents, net	2,126,200	—	2,126,200	—	2,126,200
Deferred costs, net	3,763,572	458,058	4,221,630	—	4,221,630
Prepaid expenses and other assets	2,614,819	—	2,614,819	—	2,614,819
Intangibles assets, net	18,905,125	7,363,256	26,268,381	786,455	27,054,837

Total assets	$419,993,655	$84,618,614	$504,612,269	$6,340,370	$510,952,639

Liabilities, Minority Interest and Shareholders’ Equity

Mortgage loans and notes payable	$210,483,938	$48,422,328	$258,906,266	$—	$258,906,266
Line of credit	—	32,496,030	32,496,030	6,000,000	38,496,030
Accounts payable and accrued expenses	3,076,526	—	3,076,526	—	3,076,526
Accrued interest	702,540	—	702,540	—	702,540
Rents received in advance	1,509,452	—	1,509,452	—	1,509,452
Tenant security deposits	2,466,673	—	2,466,673	—	2,466,673
Deferred market rent, net	3,776,863	1,619,202	5,396,065	340,370	5,736,435

Total liabilites	222,015,992	82,537,560	304,553,552	6,340,370	310,893,922

Minority interest	19,189,586	175,745	19,365,331	—	19,365,331

Shareholders’ equity	178,788,077	1,905,309	180,693,386	—	180,693,386

Total liabilites and shareholders’ equity	$419,993,655	$84,618,614	$504,612,269	$6,340,370	$510,952,639

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

Presentation

     The accompanying unaudited Pro Forma Consolidated Balance Sheet of the Company as of September 30, 2004 reflects adjustments related to the Company’s completed acquisitions and disposition of real estate properties in the fourth quarter of 2004.

     The Pro Forma Consolidated Balance Sheet assumes all of the following occurred on September 30, 2004:

Acquisitions:

•	The acquisition of John Marshall Highway for $10.8 million, which was completed on October 22, 2004;

•	The acquisition of Crossways II and Norfolk Commerce Park II for an aggregate of $18.5 million, which was completed on October 22, 2004;

•	The acquisitions of Metro Park North and 4612 Navistar Drive for $63.0 million, which were completed on December 23, 2004;

•	The acquisition of Windsor at Battlefield Park for $15.3 million, which was completed on December 21, 2004; and

Dispositions:

•	The disposition of 6251Ammendale Road for $8.5 million, which was completed on November 23, 2004. The proceeds from this sale were used towards the acquisition of Windsor at Battlefield Park.

     In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Pro Forma Consolidated Balance Sheet is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position would have been had the acquisitions described above occurred on September 30, 2004, nor does it purport to represent the future financial position of the Company. This unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2004.

Notes and Management Assumptions

     (A) Reflects the Company’s acquisitions of John Marshall Highway, Crossways II, Norfolk Commerce Park II, Metro Park North and 4612 Navistar Drive, net of the disposition of 6251 Ammendale Road. On October 22, 2004 the Company acquired John Marshall Highway at a purchase price of $10.8 million and Crossways II and Norfolk Commerce Center Park II at a purchase price of $18.5 million. These acquisitions were funded through assumption of a $7.6 million mortgage encumbering Norfolk Commerce Park II, with a fair value of $7.8 million, available cash and a $9.0 million borrowing on the Company’s revolving line of credit. Metro Park North and 4612 Navistar Driver were acquired on December 23, 2004 for $63.0 million through assumption of two mortgages aggregating approximately $37.0 million, which are estimated to have a fair value of $40.6 million, and a $23.5 million borrowing on the Company’s revolving line of credit and available cash. The purchase price of these properties has been allocated among the building (on an as-if vacant basis), land, tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, above or below market leases in accordance with SFAS No. 141, “Business Combinations.” On November 23, 2004, the Company sold 6251 Ammendale Road for $8.5 million, resulting in a gain of $2.1 million. The Company used the $8.2 million of cash proceeds to partially fund the acquisition of Windsor at Battlefield Park.

     (B) Reflects the Company’s acquisition of Windsor at Battlefield Park on December 21, 2004 for $15.3 million. The purchase price of these properties has been allocated among the building (on an as-if vacant basis), land, tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, above or below market leases in accordance with SFAS No. 141, “Business Combinations.”

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended
September 30, 2004
(Unaudited)

		(A)
		2004 Completed		(B)
	Historical	Acquistions		Windsor	(C)	Pro Forma
	First Potomac	excluding Windsor,		at Battlefield Park	Other	First Potomac
	Realty Trust	net of Disposition	Subtotal	Acquistion	Adjustments	Realty Trust

Revenues

Rental	$24,240,006	$16,475,498	$40,715,504	$677,363	$—	$41,392,867
Tenant Reimbursement	3,665,784	2,739,950	6,405,734	63,329	—	6,469,063

Total revenue	27,905,790	19,215,448	47,121,238	740,692	—	47,861,930

Operating Expenses

Property operating	5,479,230	2,735,250	8,214,480	186,671	—	8,401,151
Taxes and insurance	2,585,263	1,672,824	4,258,087	110,905	—	4,368,992
General and administrative	2,843,445	—	2,843,445	—	255,424	3,098,869
Depreciation and amortization	8,961,169	5,978,934	14,940,103	508,235	—	15,448,338

Total operating expenses	19,869,107	10,387,008	30,256,115	805,811	255,424	31,317,350

Operating income (loss)	8,036,683	8,828,440	16,865,123	(65,119)	(255,424)	16,544,580

Other expenses (income)

Interest expense	7,844,370	4,722,989	12,567,359	148,049	159,300	12,874,708
Interest and other income	(171,880)	—	(171,880)	—	—	(171,880)

Total other expenses	7,672,490	4,722,989	12,395,479	148,049	159,300	12,702,828

Income from continuing operations before minority Interest	364,193	4,105,451	4,469,644	(213,168)	(414,724)	3,841,752

Minority interest	(34,374)	(368,667)	(403,041)	19,142	38,909	(344,989)

Income (loss) from continuing operations	$329,819	$3,736,785	$4,066,604	$(194,025)	$(375,815)	$3,496,763

Income from continuing opertations per share
Basic and diluted	$0.02					$0.25
Weighted average commons shares outstanding
Basic	14,154,000					14,154,000
Diluted	14,283,720					14,283,720

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended
December 31, 2003
(Unaudited)

		(D)	(A)		(B)
		Fourth Quarter	2004 Acquisitions		Windsor	(C)	Pro Forma
	Historical	2003 Acquisitions	excluding Windsor,		at Battlefield Park	Other	First Potomac
	First Potomac	& Other Adjustments	net of Disposition	Subtotal	Acquistion	Adjustments	Realty Trust

Revenues

Rental	$15,341,194	$9,898,739	$24,956,519	$50,196,452	$903,196	$—	$51,099,648
Tenant Reimbursement	3,021,575	1,179,000	4,876,424	9,076,999	47,270	—	9,124,269

Total revenue	18,362,769	11,077,739	29,832,943	59,273,451	950,466	—	60,223,917

Operating Expenses

Property operating	3,338,647	2,279,978	4,630,448	10,249,072	222,597	—	10,471,669
Taxes and insurance	1,573,812	838,212	2,610,478	5,022,502	171,704	—	5,194,206
General and administrative	4,306,466	(1,150,000)	—	3,156,466	—	—	3,156,466
Depreciation and amortization	5,128,079	5,042,376	10,755,065	20,925,520	677,647	—	21,603,167

Total operating expenses	14,347,004	7,010,566	17,995,990	39,353,560	1,071,948	—	40,425,508

Operating income	4,015,765	4,067,173	11,836,953	19,919,891	(121,482)	—	19,798,409

Other expenses (income)

Interest expense	11,074,922	(2,837,708)	8,074,595	16,311,809	197,399	212,400	16,721,608
Interest and other income	(221,626)	72,671	—	(148,955)	—	—	(148,955)
Equity in earnings	46,953	(46,953)	—	—	—	—	—
Loss on early retirement of debt	4,566,782	—	—	4,566,782	—	—	4,566,782

Total other expenses	15,467,031	(2,811,990)	8,074,595	20,729,636	197,399	212,400	21,139,435

Income (loss) from continuing operations before minority interest	(11,451,266)	6,879,163	3,762,357	(809,746)	(318,881)	(212,400)	(1,341,026)

Minority interest	1,308,038	(877,605)	(343,967)	86,466	28,636	5,322	120,424

Income (loss) from continuing operations	$(10,143,228)	$6,001,558	$3,418,390	$(723,279)	$(290,245)	$(207,078)	$(1,220,603)

Income (loss) from continuing opertations per share
Basic and diluted	$(0.72)						$(0.09)
Weighted average commons shares outstanding
Basic and diluted	14,154,000						14,154,000

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

Presentation

     The accompanying unaudited Pro Forma Consolidated Statements of Operations of the Company for the nine months ended September 30, 2004 and the year ended December 31, 2003 are based on the Consolidated Historical Statements of Operations of the Company adjusted for completed acquisitions and dispositions of real estate properties described below and the application of the net proceeds from our initial public offering completed in October 2003, follow-on public offering completed in June 2004 and related transactions:

     The Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 assumes that all of the following occurred on January 1, 2003:

▪	Initial public offering of 8,625,000 common shares at $15.00 per share, with net proceeds of $118 million;

▪	Public offering of 5,520,000 common shares at $17.60 per share, with net proceeds of $92.0 million;

▪	Repayment of approximately $34.6 million of debt with an interest rate of 15 percent using proceeds from the initial public offering of common shares;

▪	Acquisition of FPM Management, LLC and the related termination charge of $1.4 million to extinguish the acquired management contracts;

▪	Elimination of previously recorded equity method losses from properties the Company acquired in the fourth quarter of 2003 due to the Company’s acquisition of the controlling interest in these entities;

▪	The fourth quarter 2003 acquisitions of Rumsey Center, Snowden Center, Greenbrier Technology Center II, Norfolk Business Center, Virginia Center, Interstate Plaza and Alexandria Corporate Park;

▪	The elimination of results of 6251 Ammendale Road from income from continuing operations as a result of the disposition of this property in 2004.

▪	The acquisition of Herndon Corporate Center for $20.7 million;

▪	The acquisition of Aquia Commerce Center I & II for $11.2 million;

▪	The acquisition of the Suburban Maryland Portfolio for $123 million;

▪	The acquisition of Airpark Commerce Center for $9.8 million;

▪	The acquisition of John Marshall Highway for $10.8 million;

▪	The acquisition of Crossways II and Norfolk Commerce Park II for $18.5 million;

▪	The acquisitions of Metro Park North and 4612 Navistar Drive for $63.0 million; and

▪	The acquisition of Windsor at Battlefield Park for $15.3 million.

     In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Pro Forma Consolidated Statements of Operations are presented for illustrative purposes only and are not necessarily indicative of what the actual financial position would have been had the transactions described above occurred on January 1, 2003, nor does it purport to represent the future results of operations of the Company.

Notes and Management Assumptions

     (A) Reflects the operating results of Herndon Corporate Center, Aquia Commerce Center I & II, the Suburban Maryland Portfolio, Airpark Commerce Center, John Marshall Highway, Crossways II, Norfolk Commerce Park II, Metro Park North and 4612 Navistar Drive, net of the disposition of 6251 Ammendale Road, including depreciation and amortization expense and an increase in rental revenue related to allocation of the purchase price of the properties to tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, above or below market leases in accordance with SFAS No. 141.

     Interest expense results from assumed debt with fair values and effective interest rates as follows: $9.0 million and 5.7 percent, respectively, for Hendon Corporate Center; $1.0 million and 6.5 percent, respectively, for Aquia Commerce Center I & II; $73.5 million and 5.5 percent, respectively, for the Suburban Maryland Portfolio; $7.8 million and 5.3 percent, respectively, for Norfolk Commerce Park II; $25.8 million and 5.2 percent for Metro Park North; and $14.8 million and 5.2 percent for 4612 Navistar Drive. The adjustment to minority interest reflects the minority unitholders’, or limited partners’, allocable share of the properties’ operating results.

     Property operating expenses have been adjusted to eliminate historical management fees, offset by the allocation of administrative and overhead costs associated with managing these properties.

     (B) Reflects the operating results of Windsor at Battlefield Park, including depreciation and amortization expense and an increase in rental revenue related to allocation of the purchase price of the properties to tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, above or below market leases in accordance with SFAS No. 141.

     Property operating expenses have been adjusted to eliminate historical management fees, offset by the allocation of administrative and overhead costs associated with managing these properties. No debt was assumed with this acquisition.

     (C) Represents estimated additional compensation and other costs directly associated with hiring additional personnel to manage the anticipated increase in the Company’s portfolio and interest expense associated with borrowings on the Company’s revolving line of credit to partially finance completed and probable acquisitions.

     (D) Reflects the operating results of acquisitions completed in the fourth quarter of 2003 including Rumsey Center, Snowden Center, Greenbrier Technology II, Norfolk Business Center, Virginia Center, Interstate Plaza and Alexandria Corporate Park.

     Reflects additional public company general and administrative costs for compensation, reporting, legal and accounting expenses for the year ended December 31, 2003, offset by the elimination of the $1.4 million termination charge related to the extinguishment of management contracts upon the acquisition of FPM Management, LLC in October 2003.

     Reflects the reduction in interest expense from the repayment of approximately $34.6 million of debt with an interest rate of 15 percent.

     Reflects the elimination of previously recorded equity method losses from properties the Company acquired in the fourth quarter of 2003.

Independent Auditors’ Report

The Board of Trustees and Shareholders
First Potomac Realty Trust:

We have audited the accompanying statement of revenues and certain expenses (as defined in note 2) of Windsor at Battlefield Park (the Property)(as defined in note 1), for the year ended December 31, 2003. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the revenues and expenses of the Property. As described in note 2, the accompanying statement of revenues and certain expenses excludes some expenses of the Property and may not be comparable with those resulting from the proposed future operations of the Property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined in note 2) of the Property for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

McLean, Virginia
January 28, 2005

WINDSOR AT BATTLEFIELD PARK

Statements of Revenues and Certain Expenses

Nine-months ended September 30, 2004 (unaudited) and year ended December 31, 2003

	2004	2003
	(unaudited)
Revenues:
Rental (note 4)	$615,290	$820,432
Other	63,329	47,270

	678,619	867,702

Certain expenses:
Management fees	21,671	28,331
Janitorial	6,750	—
Utilities	62,573	83,434
Insurance	8,247	4,823
Security and other	10,384	—
Landscaping	35,250	49,120
General and Administrative	15,056	15,137
Real estate taxes	102,658	166,881
Repairs and maintenance	40,405	53,658

	302,994	401,384

Revenues in excess of certain expenses	$375,625	$466,318

See accompanying notes to statement of revenues and certain expenses.

WINDSOR AT BATTLEFIELD PARK

Notes to Statement of Revenues and Certain Expenses

Nine-months ended September 30, 2004 (unaudited) and year ended December 31, 2003

(1)	Background

Windsor at Battlefield Park (the Property) consists of two flex properties with 154,226 total square feet located at 10000 and 10100 Battleview Parkway, Manassas Virginia. During 2003, the Property was 49% leased to one tenant. On December 22, 2004, DMV Investors LLC sold the property to First Potomac Realty Investment Limited Partnership (FPRLP) for approximately $15,250,000.

(2)	Summary of Significant Accounting Policies and Other Matters

(a)	Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. The statements exclude mortgage interest and depreciation and amortization and accordingly, the statements are not representative of the actual operations for the periods presented and also may not be comparable to the expenses expected to be incurred by FPRLP in the proposed future operations of the Property.

The accompanying unaudited statement of revenues and certain expenses reflects all adjustments necessary to present fairly revenues in excess of certain expenses of the Property for the nine-month period ended September 30, 2004. Interim results are not necessarily indicative of full year performance.

(b)	Revenue Recognition

Rental revenues are recognized on a straight-line basis over the terms of the respective leases.

(c)	Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

WINDSOR AT BATTLEFIELD PARK

Notes to Statement of Revenues and Certain Expenses

Nine-months ended September 30, 2004 (unaudited) and year ended December 31, 2003

(3)	Management Fees

The Property has a management agreement that provides for management fees of 3 percent of collections of gross revenues as defined, and for reimbursement of certain direct costs, including on-site management costs incurred in operating the buildings. Total management fee expenses during the nine months ended September 30, 2004 (unaudited) and the year ended December 31, 2003 were $21,671 and $28,331, respectively.

(4)	Tenant Leases

The total minimum rents to be received from tenants under noncancelable operating leases in effect at December 31, 2003, are as follows:

2004	$806,707
2005	830,985
2006	856,019
2007	881,813
2008	908,377
Thereafter	540,685

Total	$4,824,586

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

October 20, 2005	/s/ Michael H. Comer

Michael H. Comer
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP